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                                                                    Exhibit 99

                    MONTHLY SERVICERS CERTIFICATE
                     SERVICER: NATIONSBANK, N.A.
                 NATIONSBANK AUTO OWNER TRUST 1996-A





Collection Period				                                            			April 1998
Determination Date				                                               			5/8/98
Deposit Date				                                                    			5/14/98
Distribution Date				                                               			5/15/98


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Pool Balance
Pool Balance on the close of the last day of the
  preceding Collection Period							                            808,609,692.71
Less:	Collections and Liquidation Proceeds allocable
         to Principal						                                      44,772,875.67
     	Purchase Amount allocable to Principal		                        				0.00
     	Realized Losses						                                       1,522,267.66
                                                            ------------------
Pool Balance on the close of the last day of the
  Collection Period							                                      762,314,549.38
Collections allocable to Principal received from
  Collection Period up to and including the Second
  Business Day immediately preceding the Current
  Determination Date							                                       8,635,881.53
                                                            ------------------
Pool Balance as of the Second Business Day immediately
  preceding the Current Determination Date 							              753,678,667.85
Original Pool Balance							                                  2,136,187,667.91
Pool Factor 			                                                				35.2814820%

Portfolio Balances and Pool Factors				 Beginning	                      End
					                                  	of Period	                  of Period
                                   -------------------------------------------
	Class A-1 Note Balance					                -                             -
	Class A-1 Pool Factor		             			0.0000000	                   0.0000000
	Class A-2 Note Balance		                   -   	                         -
	Class A-2 Pool Factor			             		0.0000000	                   0.0000000
	Class A-3 Note Balance	          454,055,012.83 	             407,765,999.94
	Class A-3 Pool Factor		             			0.9928541	                   0.8916368
	Class A-4 Note Balance				       175,000,000.00 	             175,000,000.00
	Class A-4 Pool Factor		             			1.0000000	                   1.0000000
	Class B-1 Certificate Balance     96,129,000.00 	              96,129,000.00
	Class B-1 Pool Factor             					1.0000000	                   1.0000000
	Class B-2 Certificate Balance				 74,783,667.91 	              74,783,667.91
	Class B-2 Pool Factor					1.0000000	1.0000000

	Weighted Average Coupon			                                     			10.3476000%
	Weighted Average Original Term			                                     			61.5
	Weighted Average Remaining Term	                                    					30.5


Collections

Interest:
	Collections and Liquidation Proceeds allocable to interest			    6,713,654.48
	Recoveries						                                                   240,743.59
	Purchase Amount allocable to Interest					                              	0.00
                                                            ------------------
    		Total Interest Collections		                                6,954,398.07
	Advances for the related Distribution Date						                 1,168,994.43
	Less:  Outstanding Advances to be reimbursed						                 938,701.34
                                                            ------------------
      		Available Interest		          			                         7,184,691.16

Principal:
	Collections and Liquidation Proceeds allocable to Principal
    (for the Collection Period)						                            44,772,875.67
	Purchase Amount allocable to Principal  (for the
    Collection Period)		                                              				0.00
	Collections allocable to Principal received up to and
    including the Second Business Day immediately
    preceding the Current Determination Date		                				8,635,881.53
		Less:   Prior Month Collections allocable to Principal
          up to and including the Second Business Day
          immediately preceding the Current Determination
          Date		                                               			8,642,011.97
                                                             -----------------
		Available Principal					                                       44,766,745.23

		Available Funds					                                           51,951,436.39
Regular Principal (equals Available Principal plus
 Realized Losses)						                  	                       46,289,012.89



Required Distributable Amounts
Reimbursement of Outstanding Advances on Defaulted Receivables							82,684.48
Servicing Fee (inc. unpaid amount from prior periods)				        			673,841.41
Noteholder Amounts
	Class A-1 Monthly Interest				                                         		0.00
	Class A-1 Interest Carryover Shortfall	                             					0.00
                                                             -----------------
		Total 		                                                             			0.00

	Class A-2 Monthly Interest			                                         			0.00
	Class A-2 Interest Carryover Shortfall					                             	0.00
                                                             -----------------
		Total 		                                                             			0.00

	Class A-3 Monthly Interest				                                 		2,412,167.26
	Class A-3 Interest Carryover Shortfall					                             	0.00
                                                             -----------------
		Total                                                      					2,412,167.26

	Class A-4 Monthly Interest			                                   			966,145.83
	Class A-4 Interest Carryover Shortfall		                             				0.00
                                                            ------------------
		Total                                                        					966,145.83

		Total Accrued Note Interest		                                			3,378,313.09

	Class A-1 Monthly Principal 				                                       		0.00
	Class A-1 Principal Carryover Shortfall			                            			0.00
                                                            ------------------
		Total			                                                              		0.00

	Class A-2 Monthly Principal			                                        			0.00
	Class A-2 Principal Carryover Shortfall 			                           			0.00
                                                             -----------------
		Total			                                                              		0.00

	Class A-3 Monthly Principal		                               				46,289,012.89
	Class A-3 Principal Carryover Shortfall 				                           		0.00
                                                            ------------------
		Total		                                                     			46,289,012.89

	Class A-4 Monthly Principal		                                        				0.00
	Class A-4 Principal Carryover Shortfall				                            		0.00
                                                             -----------------
		Total	                                                              				0.00

		Total Noteholders' Principal Payment Amount				               	46,289,012.89

Certificateholder Amounts
	Class B-1 Monthly Interest	                                   					540,725.63
	Class B-1 Interest Carryover Shortfall					                             	0.00
                                                             -----------------
		Total		                                                        			540,725.63

	Class B-2 Monthly Interest	                                   					428,448.10
	Class B-2 Interest Carryover Shortfall				                             		0.00
                                                             -----------------
		Total		                                                        			428,448.10

		Total Accrued Certificate Interest			                           		969,173.73

	Class B-1 Monthly Principal                                        						0.00
	Class B-1 Principal Carryover Shortfall 		                           				0.00
                                                             -----------------
		Total 		                                                             			0.00

	Class B-2 Monthly Principal				                                        		0.00
	Class B-2 Principal Carryover Shortfall 		                           				0.00
                                                             -----------------
		Total		                                                              			0.00

		Total Certificateholders' Principal Distribution Amount			            		0.00

Total required distributable amount						                       	51,393,025.60
Less: Total Available Funds		                               					51,951,436.39
                                                             -----------------
Net Available Funds   (Shortfall) Excess						                     	558,410.79
Withdrawal from Reserve Account (If Shortfall)						                     	0.00
Deposit to Reserve Account (If Excess)					                       		558,410.79


Distributions
Deposit to the Collection Account
	Available Interest			                                         			7,184,691.16
	Available Principal				                                       		44,766,745.23
	Withdrawal from Reserve Account		                                    				0.00
	Less:  Amounts to be withheld by Servicer
		  a)   Reimbursement of Outstanding Advances on
           Defaulted Receivables	                                				82,684.48
		  b)   Servicing Fee		                                         			673,841.41
                                                            ------------------
	Net Deposit to Collection Account		                         				51,194,910.50

Deposit to Note Payment Account
	Class A-1 Interest Distribution					                                    	0.00
	Class A-2 Interest Distribution                                    						0.00
	Class A-3 Interest Distribution 				                           		2,412,167.26
	Class A-4 Interest Distribution				                              		966,145.83
	Class A-1 Principal Distribution		                                   				0.00
	Class A-2 Principal Distribution		                                   				0.00
	Class A-3 Principal Distribution				                          		46,289,012.89
	Class A-4 Principal Distribution			                                   			0.00
                                                           -------------------
		Total Deposit to Note Payment Account				                     	49,667,325.98

Deposit to Certificate Distribution Account
	Class B-1 Interest Distribution 			                             			540,725.63
	Class B-2 Interest Distribution 				                             		428,448.10
	Class B-1 Principal Distribution 	                                  					0.00
	Class B-2 Principal Distribution 				                                  		0.00
                                                          --------------------
		Total Deposit to Certificate Distribution Account				            	969,173.73

Deposit to Reserve Account 			                                  				558,410.79


Specified Reserve Account Balance
Greater of:
	(i) Sum of:
		(a) Percentage applicable times                    				7.00%
		      Pool Balance as of the last day of the prior
          Collection Period less Principal collected
          up to and including the second Business Day
  		      preceding the most recent
          Determination Date			                	753,678,667.85 	 52,757,506.75
                                             -----------------
		      and,
	 	(b) Specified Interest Reserve Amount
       (Three months interest		                                			2,907,521.17
                                                             -----------------
         on the Certificates if Notes are Outstanding)			      		55,665,027.92
		       and
	(ii) Lesser of:
		(a) $26,702,346.			                                          		26,702,346.00
		      and
		(b) Aggregate outstanding Note Principal Balance and
      Aggregate sum of Certificate Balances	                				753,678,667.85

	Specified Reserve Account Balance			                         			55,665,027.92

Reserve Account Reconciliation
	Beginning Balance  (Initial Balance is 2.5% of Original
   Pool Balance) 	                                          					58,905,258.82
	Deposit from Available Interest and Available Principal				      		558,410.79
	Investment Earnings						                                          243,924.31
	Less:
		Accrued and unpaid Servicing Fees			                                  		0.00
		Amounts to be distributed to Securityholders'				                      	0.00
                                                            ------------------
	Balance		                                                   				59,707,593.92
	Less: Withdrawal by holder of Contingent Payment Right
        of Excess of Reserve Account Balance Over
        Specified Reserve Account Balance					                   	4,042,566.00
                                                            ------------------
	Ending Balance				                                            		55,665,027.92


	Interest Reserve Amount			                                    			2,907,521.17
	Available Reserve Amount		                                  				52,757,506.75




Instructions to the Trustee

	Amount to be deposited from the Collection Account into
   the Note Payment Account			                                			49,667,325.98

	Amount to be deposited from the Collection Account into
   the Certificate Distribution Account		                       				969,173.73

	Amount to be deposited from the Collection Account into
   the Reserve Account		                                        				558,410.79

	Amount to be deposited from the Reserve Account to the
   account of the holder of the Contingent Payment Right			    			4,042,566.00

	Amount to be deposited from the Reserve Account into
   the Collection Account                                           						0.00

Net Loss and Delinquency Activity

Realized Losses							                                            1,522,267.66
Net Loss Ratio (annualized)
	For the current Collection Period                                 						1.96%
	For the preceding Collection Period			                               			2.19%
	For the second preceding Collection Period					                        	1.72%
                                                             -----------------
Average Net Loss Ratio (Specified Reserve Account Balance
  increases if greater than 1.50%)				                                			1.96%

Delinquency Analysis
			                                       			Number of	             Principal
                                        						 Loans	                Balance
                                             ---------           -------------
	   30 to 59 days past due 				               	2012	             17,535,645.34
	   60 to 89 days past due 		                			400	              3,645,334.22
	   90 or more days past due 			              		354	              3,399,661.23
                                           -----------------------------------
		Total		                                    		2766	             24,580,640.79

Collateral Repossessed and Held by the
 Trust (included in above Delinquency
 Amounts)			                                 			246	              2,409,363.44


Delinquency Ratio including Repossessions
	For the current Collection Period			                                 			0.92%
	For the preceding Collection Period		                               				0.98%
	For the second preceding Collection Period			                        			1.09%
Average Delinquency Ratio (Specified Reserve Account
                                                              ----------------
  Balance increases if greater than 1.25%)  				                      			1.00%

Loss and Delinquency Trigger Indicator				                              			YES

Equity Percentage					                                                		30.06%

Repurchased Receivables			                                            				0.00


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